Federal Home Loan Bank of Des Moines
announcement

August 16, 2018

Dear Member,

The nomination period for the 2018 Director Election concluded effective August 2, 2018. Based on Federal Housing Finance Agency (FHFA) designations for Bank directors, the states of Idaho, North Dakota and Wyoming each had one member director seat to fill. In addition, two independent director seats will be filled through a district-wide election. You will receive a ballot to vote for the two open seats in the independent director election.

This year, each of the three states with an open member directorship only had one eligible candidate who chose to stand for election in their respective state. The only eligible candidate in the state of North Dakota who chose to stand for election was Mr. Karl Bollingberg, director of lending at Alerus Financial, National Association in Grand Forks, North Dakota. As the only eligible candidate in North Dakota, Mr. Bollingberg is declared elected to the FHLB Des Moines board in accordance with FHFA regulations.

Mr. Bollingberg has served in various roles including director of banking services, market manager, and director of new business development for Alerus Financial since 1987. Prior to his current role, Mr. Bollingberg served as a management trainee at U.S. Bank, National Association from 1985 to 1987. Mr. Bollingberg currently serves as a board member and was the former chair for the Regional Economic Development Corporation, an advisory board member for the Bank of North Dakota, and was the campaign chairperson for the Community Violence and Intervention Center Shelter Project. He will begin serving his first term as a FHLB Des Moines director on January 1, 2019.

The FHLB Des Moines board of directors is comprised of both member and independent directorships from Alaska, Hawaii, Idaho, Iowa, Minnesota, Missouri, Montana, North Dakota, Oregon, South Dakota, Utah, Washington, Wyoming, the U.S. Pacific territories of American Samoa and Guam and the Commonwealth of the Northern Mariana Islands.

If you have any questions regarding the FHLB Des Moines director election, please contact Dara Queck, SVP/Officer, Member and Financial Operations, at dqueck@fhlbdm.com.

Sincerely,

/s/ Dara Queck

Dara Queck
SVP/Officer, Member & Financial Operations
dqueck@fhlbdm.com

Federal Home Loan Bank of Des Moines
announcement

August 16, 2018

Dear Member,

The nomination period for the 2018 Federal Home Loan Bank of Des Moines (FHLB Des Moines) Director Election concluded effective August 2, 2018. Based on Federal Housing Finance Agency (FHFA) designations for Bank directors, the states of Idaho, North Dakota and Wyoming each had one member director seat to fill. In addition, two independent director seats will be filled through a district-wide election. You will receive a ballot to vote for the two open seats in the independent director election.

This year, each of the three states with an open member directorship had only one eligible candidate who chose to stand for election in their respective state. For the state of Wyoming, this candidate was Mr. David Ferries, vice president at First Federal Bank & Trust in Sheridan, Wyoming. As the only eligible candidate in Wyoming, Mr. Ferries is declared re-elected to the FHLB Des Moines board in accordance with FHFA regulations.

Mr. Ferries has served in various roles including president, CEO and vice president for First Federal since 2002. Prior to joining First Federal in 2002, he served as senior vice president of First Interstate Bank. Mr. Ferries is a director of the Whitney Benefits Educational Foundation and the Big Sky Chapter of Risk Management Association. He has also served as a director of other national, civic, and professional organizations, including the Fannie Mae National Advisory Board, Northern Wyoming Community College Foundation, Wyoming Bankers Association, Forward Sheridan, Inc., and the Sheridan Economic and Educational Development Authority Joint Powers Board. He recently completed a multi-year appointment by the Office of the Comptroller of the Currency to the Mutual Savings Association Advisory Committee. Mr. Ferries was elected to the Seattle Bank’s board from the state of Wyoming in 2011 and served in such capacity until the Seattle Bank’s merger with FHLB Des Moines in 2015. Mr. Ferries has served on the board of the FHLB Des Moines since June 1, 2015. He will begin serving his third term as a FHLB director on January 1, 2019.

The FHLB Des Moines board of directors is comprised of both member and independent directorships from Alaska, Hawaii, Idaho, Iowa, Minnesota, Missouri, Montana, North Dakota, Oregon, South Dakota, Utah, Washington, Wyoming, the U.S. Pacific territories of American Samoa and Guam and the Commonwealth of the Northern Mariana Islands.

If you have any questions regarding the FHLB Des Moines director election, please contact Dara Queck, SVP/Officer, Member and Financial Operations, at dqueck@fhlbdm.com.

Sincerely,

/s/ Dara Queck

SVP/Officer, Member & Financial Operations
dqueck@fhlbdm.com

Federal Home Loan Bank of Des Moines
announcement

August 16, 2018

Dear Member,

The nomination period for the 2018 Federal Home Loan Bank of Des Moines (FHLB Des Moines) Director Election concluded effective August 2, 2018. Based on Federal Housing Finance Agency (FHFA) designations for Bank directors, the states of Idaho, North Dakota and Wyoming each had one member director seat to fill. In addition, two independent director seats will be filled through a district-wide election. You will receive a ballot to vote for the two open seats in the independent director election.

This year, each of the three states with an open member directorship had only one eligible candidate who chose to stand for election in their respective state. For the state of Idaho, this candidate was Mr. David Bobbitt, chairman and CEO at Community 1st Bank in Post Falls, Idaho. As the only eligible candidate in Idaho, Mr. Bobbitt is declared re-elected to the FHLB Des Moines board in accordance with FHFA regulations.

Mr. Bobbitt has served as chairman and CEO for Community 1st Bank since 2007. Prior to his current role, Mr. Bobbitt served as president of Sterling Savings Bank in Spokane, Washington from 2004 to 2006. His banking career has also included positions with Idaho First National Bank and West One Bank. Mr. Bobbitt serves as chair of Pacific Coast Banking School and is on the boards of Kootenai Electric Cooperative, currently audit chair, and immediate past chairman of Coeur d’Alene Chamber of Commerce. Mr. Bobbitt was elected to the Seattle Bank’s board in 2012 and served in such capacity until the Seattle Bank's merger with FHLB Des Moines in 2015. Mr. Bobbitt has served on the board of the FHLB Des Moines since June 1, 2015. He will begin serving his second full term as a FHLB director on January 1, 2019.

The FHLB Des Moines board of directors is comprised of both member and independent directorships from Alaska, Hawaii, Idaho, Iowa, Minnesota, Missouri, Montana, North Dakota, Oregon, South Dakota, Utah, Washington, Wyoming, the U.S. Pacific territories of American Samoa and Guam and the Commonwealth of the Northern Mariana Islands.

If you have any questions regarding the FHLB Des Moines director election, please contact Dara Queck, SVP/Officer, Member and Financial Operations, at dqueck@fhlbdm.com.

Sincerely,

/s/ Dara Queck

SVP/Officer, Member & Financial Operations
dqueck@fhlbdm.com